INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2012
Company's investment in ABCP

The following is a continuity of the Company’s investment in ABCP:

	2012	2011	2010

Balance, beginning of year	$82	$84	$85
Valuation adjustment [i]	15	—	—
Cash receipts	(9)	—	(5)
Foreign exchange and other	2	(2)	4

	$90	$82	$84

[i]	The carrying value of this investment was based on a valuation technique estimating the fair value from the perspective of a market participant. For the year ended December 31, 2012, the Company recorded a $15 million increase in the carrying value of its investment in ABCP in selling, general and administrative expense, due to a reduction of the spread between the anticipated return on the restructured notes and current market indices.

Company's combined proportionate share of major components of financial statements
[b]	The Company’s net income includes the proportionate share of net income or loss of its equity method investees. When a proportionate share of net income is recorded, it increases equity income in the consolidated statements of income and the carrying value of those investments. Conversely, when a proportionate share of a net loss is recorded, it decreases equity income in the consolidated statements of income and the carrying value of those investments. The following is the Company’s combined proportionate share of the major components of the financial statements of the entities in which the Company accounts for using the equity method:

Balance Sheets

	2012	2011

Current assets	$344	$389

Long-term assets	$74	$173

Current liabilities	$150	$203

Long-term liabilities	$60	$58

Statements of Income

	2012	2011	2010

Sales	$967	$881	$698
Cost of goods sold, expenses and income taxes	814	805	580

Net income	$153	$76	$118